UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2020

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 7, 2020, we held our 2020 virtual annual meeting of stockholders (the “2020 Annual Meeting”). A total of 1,056,997,987 shares, or 86.51% of our outstanding shares of common stock, were represented at the 2020 Annual Meeting. The stockholders elected all eleven of the director nominees; approved our named executive officers’ compensation; approved The Kraft Heinz Company 2020 Omnibus Incentive Plan; and ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for 2020. For the stockholder proposal related to a simple majority vote, neither the proponent of this proposal nor a representative was in attendance to properly present the proposal at the 2020 Annual Meeting as required by SEC Rule 14a-8. Accordingly, no vote was taken on this proposal. The final voting results for the matters properly submitted to a stockholder vote at the 2020 Annual Meeting are set forth below:
Item 1.    Election of Directors.

Director		Shares For	Shares Against	Shares Abstain	Broker Non-Votes
a.	Gregory E. Abel	899,608,840	19,007,704	1,270,458	137,110,985
b.	Alexandre Behring	848,177,169	70,444,115	1,265,718	137,110,985
c.	John T. Cahill	897,862,911	20,719,824	1,304,267	137,110,985
d.	Joao M. Castro-Neves	882,628,626	35,932,950	1,325,426	137,110,985
e.	Timothy Kenesey	893,165,098	25,318,069	1,403,835	137,110,985
f.	Jorge Paulo Lemann	880,354,187	38,251,667	1,281,148	137,110,985
g.	Susan R. Mulder	906,276,791	12,312,604	1,297,607	137,110,985
h.	John C. Pope	855,876,982	62,644,432	1,365,588	137,110,985
i.	Elio Leoni Sceti	909,266,070	9,238,507	1,382,425	137,110,985
j.	Alexandre Van Damme	900,292,850	18,245,816	1,348,336	137,110,985
k.	George Zoghbi	895,576,446	22,962,836	1,347,720	137,110,985
Item 2. Advisory vote to approve executive compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
715,269,065	202,091,445	2,526,492	137,110,985

Item 3. Approval of The Kraft Heinz Company 2020 Omnibus Incentive Plan.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
891,804,887	25,681,655	2,400,460	137,110,985
Item 4. Ratification of the selection of PricewaterhouseCoopers LLP as Kraft Heinz’s independent auditors for 2020.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
1,033,333,315	21,992,736	1,671,936	N/A

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

May 11, 2020	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Head of CSR and Government Affairs; Corporate Secretary

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